POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jamie Ohl, Director and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Mark Buchinsky, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Value Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Transamerica Value Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Structured Index Advantage Annuity NY	Not Applicable	Not Applicable
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of March 2025.

/s/ Jamei Ohl
Jamie Ohl
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Bonnie T. Gerst, Director, Chairman of the Board and Senior Vice President, Financial Assets, of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Mark Buchinsky, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Value Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Transamerica Value Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Structured Index Advantage Annuity NY	Not Applicable	Not Applicable
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 1 day of August 2025.

/s/ Bonnie T. Gerst
Bonnie T. Gerst
Director, Chairman of the Board and Senior Vice President, Financial Assets

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I Maurice Perkins, Director and Chief Corporate Affairs Officer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Mark Buchinsky, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Value Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Transamerica Value Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Structured Index Advantage Annuity NY	Not Applicable	Not Applicable
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of March 2025.

/s/ Maurice Perkins
Maurice Perkins
Director and Chief Corporate Affairs Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Andrew S. Williams, a Director, Secretary, General Counsel and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Mark Buchinsky, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Value Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Transamerica Value Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Structured Index Advantage Annuity NY	Not Applicable	Not Applicable
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of March 2025.

/s/Andrew Williams
Andrew S. Williams
Director, Secretary, General Counsel and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Matt Keppler, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Mark Buchinsky, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Value Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Transamerica Value Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Structured Index Advantage Annuity NY	Not Applicable	Not Applicable
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of March 2025.

/s/ Matt Keppler
Matt Keppler
Chief Financial Officer, Executive Vice President, and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Chris Giovanni, a Director, Chief Strategy & Development Officer and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Mark Buchinsky, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Value Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Transamerica Value Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Structured Index Advantage Annuity NY	Not Applicable	Not Applicable
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of March 2025.

/s/Chris Giovanni
Chris Giovanni
Director, Chief Strategy & Development Officer, and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wendy E. Cooper, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Mark Buchinsky, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Value Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Transamerica Value Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Structured Index Advantage Annuity NY	Not Applicable	Not Applicable
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of March 2025.

/s/ Wendy Cooper
Wendy E. Cooper
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Anne C. Kronenberg, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Mark Buchinsky, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Value Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Transamerica Value Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Structured Index Advantage Annuity NY	Not Applicable	Not Applicable
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of March 2025.

/s/ Anne Kronenberg
Anne C. Kronenberg
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, June Yuson, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Mark Buchinsky, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Value Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Transamerica Value Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Structured Index Advantage Annuity NY	Not Applicable	Not Applicable
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 14 day of March 2025.

/s/ June Yuson
June Yuson
Director